UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SCIENTIFIC GAMES CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 20, 2017
Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Scientific Games Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”) to be held at 9:30 a.m. (local time) on November 27, 2017, at Greenberg Traurig, LLP, 3773 Howard Hughes Parkway, Suite 400 North, Las Vegas, Nevada.

On September 18, 2017, we entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “reincorporation merger agreement”) with SG Nevada Merger Company, a Nevada corporation and our wholly owned subsidiary (“NewCo”), providing for the merger of the Company with and into NewCo with NewCo surviving the merger, for the sole purpose of changing the Company’s state of incorporation from Delaware to Nevada, including to approve the Articles of Incorporation (“New Charter”) and Bylaws (“New Bylaws”) of the surviving corporation (the “reincorporation merger”). At the special meeting, we will be conducting a vote to adopt the reincorporation merger agreement.

The proxy statement accompanying this letter (the “Proxy Statement”) provides you with more specific information concerning the special meeting, the reincorporation merger agreement, the reincorporation merger and the other transactions contemplated by the reincorporation merger agreement.  We encourage you to carefully read the accompanying Proxy Statement and the copy of the reincorporation merger agreement attached as Annex A thereto.

Even if you plan to attend the special meeting in person, we encourage you to vote your shares right away using one of the advance voting methods described in the accompanying materials.

We look forward to seeing you at the special meeting.

Sincerely,

Kevin M. Sheehan Chief Executive Officer

The accompanying Proxy Statement is dated October 20, 2017, and is first being mailed to our stockholders on or about October 20, 2017.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE REINCORPORATION MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE REINCORPORATION MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE REINCORPORATION MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SCIENTIFIC GAMES CORPORATION
6601 Bermuda Road
Las Vegas, NV 89119

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS

Notice is hereby given that a special meeting of stockholders of Scientific Games Corporation will be held at 9:30 a.m. (local time) on November 27, 2017, at Greenberg Traurig, LLP, 3773 Howard Hughes Parkway, Suite 400 North, Las Vegas, NV, for the following purposes:

1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger dated as of September 18, 2017 (as it may be amended from time to time, the “reincorporation merger agreement”), between the Company and SG Nevada Merger Company, a Nevada corporation and our wholly owned subsidiary (“NewCo”), providing for the merger of the Company with and into NewCo with NewCo surviving the merger, for the sole purpose of changing the Company’s state of incorporation from Delaware to Nevada, including to approve the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the surviving corporation (collectively, the “reincorporation merger”).  A copy of the reincorporation merger agreement is attached as Annex A to the accompanying Proxy Statement.

2.
To consider and vote on a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement.

After due and careful discussion and consideration, our Board of Directors has unanimously determined that the reincorporation merger agreement  and the reincorporation merger are advisable, fair to and in the best interests of our stockholders, and directed that the adoption of the reincorporation merger agreement be submitted for a vote at a meeting of stockholders.  Accordingly, our Board of Directors has unanimously approved the reincorporation merger agreement and the reincorporation merger, and unanimously recommends that you vote “FOR” the proposal to adopt the reincorporation merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement.

Only stockholders of record at the close of business on October 17, 2017 are entitled to receive notice of and will be entitled to vote at the special meeting and any adjournment thereof. A list of the holders will be open to the examination of stockholders for ten days prior to the date of the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the office of the Corporate Secretary of the Company at 6601 Bermuda Road, Las Vegas, NV 89119 and will be available for inspection at the meeting itself.

The proposal to adopt of the reincorporation merger agreement requires the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock at the close of business on the record date.  The proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement requires the affirmative vote of the holders of at least a majority of the shares of our common stock present and entitled to vote at the special meeting as of the record date, whether or not a quorum is present.

Regardless of the number of shares of our common stock you own, your vote is important. The failure to vote will have the same effect as a vote against the proposal to adopt the reincorporation merger agreement.  Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible.  If your shares of our common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct your broker, dealer, commercial bank, trust company or other nominee how to vote in accordance with the voting instruction form furnished by your broker, dealer, commercial bank, trust company or other nominee. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

If you plan to attend the special meeting, please note that you may be asked to present valid photo identification, such as a driver’s license or passport.  If you wish to attend the special meeting and your shares of our common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the record date.

To obtain directions to attend the meeting and vote in person, please telephone the Company at (702) 532-7663.

Whether you plan to be personally present at the meeting or not, we encourage you to submit your vote by proxy as soon as possible using one of the advance voting methods (see page 1 for additional details).

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on November 27, 2017:

The Proxy Statement will be available
on or about October 20, 2017 through the Investors link on our website at
www.scientificgames.com or through www.proxyvote.com.

By Order of the Board of Directors

Michael A. Quartieri Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Dated: October 20, 2017

ANNEX A – Reincorporation Merger Agreement
ANNEX B – Articles of Incorporation
ANNEX C – Bylaws

i

SCIENTIFIC GAMES CORPORATION
6601 Bermuda Road
Las Vegas, NV  89119

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and Notice of Special Meeting of Stockholders is furnished in connection with the Agreement and Plan of Merger, dated as of September 18, 2017 (the “reincorporation merger agreement”), among SG Nevada Merger Company, a Nevada corporation (“NewCo”) and the Company. The reincorporation merger agreement contemplates that the Company will merge with and into NewCo, with NewCo being the surviving entity (the “reincorporation merger”).

Access to Proxy Materials

We expect our proxy materials, including this Proxy Statement, to be made available to stockholders on or about October 20, 2017 through the Investors link on our website at www.scientificgames.com or through www.proxyvote.com.

Stockholders Entitled to Vote

All stockholders of record at the close of business on October 17, 2017 are entitled to vote at the special meeting. At the close of business on October 17, 2017, 89,636,895 shares of common stock were outstanding. Each share is entitled to one vote on all matters that properly come before the meeting.

Stock Ownership and Interests of Certain Persons

As of October 17, 2017, the record date for the special meeting, our directors and current executive officers directly or indirectly owned, in the aggregate, 36,210,260 shares of our common stock, or collectively approximately 40.40% of the outstanding shares of our common stock.  Our directors and current executive officers have informed us that they intend, as of the date hereof, to vote all of their shares of our common stock in favor of the adoption of the reincorporation merger agreement.

Certain members of our management and the Board have interests that may be different from, or in addition to, those of our stockholders generally. Such interests are related to differences in the substantive rights and protections available under Delaware and Nevada law, and corresponding provisions in the New Charter and New Bylaws that conform to Nevada law.  For more information, please read “The Reincorporation Merger—Interests of the Company’s Directors and Executive Officers in the Reincorporation Merger” beginning on page 5.

Voting Procedures

You may vote your shares by proxy without attending the meeting. You may vote your shares by proxy over the Internet or by mail or telephone pursuant to instructions provided on the proxy card. If you are voting over the Internet or by telephone, you will need to provide the control number that is printed on the proxy card that you receive.

If you are the record holder of your shares, you may also vote your shares in person at the meeting. If you are not the record holder of your shares (i.e., they are held in “street” name by a broker, bank or other nominee), you must first obtain a proxy issued in your name from the record holder giving you the right to vote the shares at the meeting.

Voting Matters

Stockholders are being asked to vote on the following matters at the special meeting:

Proposal	Board’s Recommendation
Proposal 1: Adoption of the Reincorporation Merger Agreement (page 3)	FOR
After due and careful discussion and consideration, our Board has unanimously determined that the reincorporation merger agreement and the reincorporation merger are advisable, fair to and in the best interests of our stockholders, and has unanimously approved the reincorporation merger agreement and the reincorporation merger, and unanimously recommends that you vote “FOR” the proposal to adopt the reincorporation merger agreement.

Proposal 2:  A proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement.  After due and careful discussion and consideration, our Board has unanimously determined that the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement, is advisable and in the best interests of our stockholders, and unanimously recommends that you vote “FOR” the proposal to adjourn the special meeting, if necessary or appropriate.

FOR

All valid proxies received prior to the meeting will be voted in accordance with the instructions specified by the stockholder. If a proxy card is returned without instructions, the persons named as proxy holders on your proxy card will vote in accordance with the above recommendations of the Board.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Changing Your Vote

A stockholder may revoke a proxy at any time prior to its being voted by delivering written notice to the Corporate Secretary of the Company, by delivering a properly executed later‑dated proxy (including over the Internet or by telephone), or by voting in person at the meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting constitutes a quorum for the transaction of business.

Vote Required

Assuming a quorum is present, the proposal to adopt the reincorporation merger agreement requires the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock at the close of business on the record date. The proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement requires the affirmative vote of the holders of at least a majority of the shares of our common stock present and entitled to vote at the special meeting as of the record date, whether or not a quorum is present.

Effect of Abstentions

If you vote “ABSTAIN” (rather than vote “FOR” or “AGAINST”), your shares will count as present for purposes of determining whether a quorum is present and will have the effect of a negative vote on the proposal. If no instructions are indicated on your signed proxy card, all of your shares of our common stock will be voted “FOR” the adoption of the reincorporation merger agreement and approval to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the reincorporation merger agreement.

Effect of Broker Non‑Votes

A broker “non‑vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power on that item and has not received specific instructions from the owner. If any broker “non‑votes” occur at the meeting, the broker “non‑votes” will count for purposes of determining whether a quorum is present but will not have an effect on any proposals presented for your vote. A broker or other nominee holding shares for a beneficial owner may not vote these shares with respect to the adoption of the reincorporation merger agreement (Proposal 1) or the proposal to adjourn the special meeting, if necessary or appropriate (Proposal 2), without specific instructions from the beneficial owner as to how to vote with respect to such proposals.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

In this Proxy Statement, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may”, “will”, “estimate”, “intend”, “continue”, “believe”, “expect”, “anticipate”, “should”, “could”, “potential”, “opportunity”, “goal” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: our inability to complete the reincorporation merger due to the failure to obtain the required approvals, including adoption of the reincorporation merger agreement by our stockholders, or otherwise; potential litigation relating to the reincorporation merger; disruption of our current plans and operations in connection with the reincorporation merger, including departure of key personnel or inability to recruit additional qualified personnel or maintain relationships with customers, suppliers or other third parties; and costs, charges and expenses relating to the reincorporation merger. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.  Any or all of our forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

All of the materials related to the reincorporation merger will be available at no charge from the SEC through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents we filed with the SEC by contacting Scientific Games Corporation, 6601 Bermuda Road, Las Vegas, NV 89119, Attention: Corporate Secretary, telephone number (702) 532-7663.  For a more detailed description of the additional information available, please see “Where You Can Find More Information” beginning on page 22.

MATTERS TO COME BEFORE THE SPECIAL MEETING

PROPOSAL 1

ADOPTION OF THE REINCORPORATION MERGER AGREEMENT

THE REINCORPORATION MERGER

The following is a description of the material aspects of the reincorporation merger.  While we believe that the following description covers the material terms of the reincorporation merger, the description may not contain all of the information that is important to you.  We encourage you to read carefully this entire document, including the Agreement and Plan of Merger attached to this Proxy Statement as Annex A for a more complete understanding of the reincorporation merger.  The following description is subject to, and is qualified in its entirety by reference to, the reincorporation merger agreement.

We have entered into an Agreement and Plan of Merger with NewCo, a Nevada corporation and our wholly owned subsidiary, providing for the merger of the Company with and into NewCo with NewCo surviving the merger (the “Surviving Corporation”), for the sole purpose of changing the Company’s state of incorporation from Delaware to Nevada, including to approve the New Charter and New Bylaws.  The reincorporation merger agreement and the reincorporation merger were approved by our Board on September 17, 2017.  The reincorporation merger is subject to the approval of stockholders owning a majority of the outstanding shares of our common stock at the special meeting.

The Parties

Scientific Games Corporation

Scientific Games Corporation, a Delaware corporation, is a leading diversified supplier of technology-based products and services to the gaming and lottery industries.  Its portfolio includes instant and draw-based lottery games, gaming machines and game content, server-based lottery and gaming systems, sports betting technology, loyalty and rewards programs, and interactive products and services.  Scientific Games Corporation generates revenue from the manufacturing and sale of instant lottery games, as well as the provision of value-added services such as game design, sales and marketing support, specialty games and promotions, inventory management and warehousing and fulfillment services.

The Company’s common stock is listed on the NASDAQ Stock Exchange (the “NASDAQ”) under the symbol “SGMS”.

The Company’s principal executive offices are located 6601 Bermuda Road, Las Vegas, NV 89119, its telephone number is (702) 532-7663 and its Internet website address is www.scientificgames.com.  The information provided on or accessible through the Company’s website is not part of this Proxy Statement and is not incorporated in this Proxy Statement by this or any other reference to its website provided in this Proxy Statement.

NewCo, a wholly owned subsidiary of the Company, is a Nevada corporation that was formed on September 18, 2017, for the sole purpose of entering into the reincorporation merger agreement and completing the transactions contemplated by the reincorporation merger agreement, including the reincorporation merger.  Upon the terms and subject to the conditions of the reincorporation merger agreement, the Company will merge with and into NewCo, with NewCo surviving the merger.

The principal executive offices of NewCo are located at 6601 Bermuda Road, Las Vegas, NV 89119, and its telephone number is (702) 532-7663.

Reasons for the Reincorporation Merger

Primarily, the reincorporation merger will allow us to better align our legal domicile with our global corporate headquarters and our primary U.S. manufacturing operations. Following the reincorporation merger, we will benefit from having our operational center, legal domicile and corporate office in Nevada, the gaming capital of the world, where we have strong roots and an extensive and growing employee base. The reincorporation merger will also allow us to stay closely connected to our base of gaming, lottery and interactive customers, many of whom are located in Nevada.

The reincorporation merger will also eliminate our obligation to pay the annual Delaware franchise tax which we expect will result in substantial savings to us over the long term.  For tax year 2016, we paid $180,000 in Delaware franchise taxes.  If we reincorporate in the State of Nevada, our current annual fees will consist of an annual business license fee of $500 and an annual filing fee of $300.

In addition, the reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers.  We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law.  The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.  Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation.  Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state.  Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

Also, reincorporation in Nevada will provide potentially greater protection for directors of the Company and, unlike Delaware, for officers as well.  Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.  By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.  The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law.  There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the reincorporation to the extent that they will be entitled to such limitation of liability.

The reincorporation merger is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board.  Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.  For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders Before and After the Reincorporation Merger” beginning on page 6.

Board of Directors and Management of the Surviving Corporation

The board of directors of the Surviving Corporation will, from and after the effective time, consist of the directors of the Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.  The officers of the Surviving Corporation will, from and after the effective time, be the officers of the Company until their successors have been duly elected or appointed and qualified.

Interests of the Company’s Directors and Executive Officers in the Reincorporation Merger

Details of the beneficial ownership of the Company’s directors and executive officers of our common stock are set out in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 20. In considering the recommendation of the Board with respect to the reincorporation merger agreement, you should be aware that certain of the Company’s directors and executive officers have interests in the reincorporation merger that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of these interests and considered them, among other matters, in reaching the decision to approve the reincorporation merger agreement and recommend that the Company’s stockholders vote in favor of adopting the reincorporation merger agreement.

These interests are related to differences between the laws of Delaware and Nevada.  Delaware law does not afford the same substantive rights and protections available under Nevada law. Accordingly, the New Charter and New Bylaws, which are governed by Nevada law, differ in certain respects from the Company’s Restated Certificate of Incorporation (the “Current Charter”) and Amended and Restated Bylaws (the “Current Bylaws”), which are governed by Delaware law.  For example, the directors have an interest in the reincorporation to the extent that they will be entitled to limitation of personal liability, as discussed above under “—Reasons for the Reincorporation Merger”. For a comparison of stockholders’ rights and the powers of our management and Board before and after the reincorporation merger, please see “—Comparative Rights of Stockholders Before and After the Reincorporation Merger” beginning on page 6.

All of the Company’s rights and obligations under employment agreements with our executive officers will be assumed by the Surviving Corporation as a result of it being a successor to the Company.  The reincorporation merger will not be treated as a change in control under any such employment agreement or any of the Company’s equity compensation arrangements.

The Company is not aware of any other direct or indirect interests of our current directors or executive officers in the reincorporation merger as a result of reincorporation.

Consequences of the Reincorporation Merger

The reincorporation merger will effect a change in the legal domicile of the Company from Delaware to Nevada and changes by virtue of the Company being subject to Nevada law, the most significant of which are described below under “—Comparative Rights of Stockholders Before and After the Reincorporation Merger” beginning on page 6.  However, the reincorporation merger will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation merger.  Our management, including all directors and officers, immediately prior to the reincorporation merger will remain the same in connection with the reincorporation merger and will assume identical positions with the Surviving Corporation.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities.  As a Nevada corporation, we will be governed by Nevada corporate law, while the Company is currently governed by Delaware corporate law.  Nevada law may constitute a comprehensive, flexible legal structure under which to operate.  However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation.  These matters are discussed in greater detail below under “The Reincorporation Merger—Comparative Rights of Stockholders Before and After the Reincorporation Merger” beginning on page 6.

Holders of Surviving Corporation common stock will be entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Surviving Corporation entitled to vote will be required to constitute a quorum at any meeting of the Surviving Corporation.  A vote by the holders of a majority of the outstanding shares of the Surviving Corporation common stock will be required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the New Charter.  In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the Surviving Corporation common stock will be entitled to share equally in the assets of the Surviving Corporation.  Holders of the Surviving Corporation common stock will not have pre-emptive rights or conversion rights and there will be no redemption provisions applicable to Surviving Corporation common stock.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs.  Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  While Nevada also has encouraged incorporation in that state and adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.  In addition, Nevada corporate law cases are heard in Nevada state district courts.  Unlike in Delaware, Nevada does not have a separate court with specific jurisdiction over corporate cases, but cases may be transferred to a judge with a “business court” designation.  While judges in Delaware’s Court of Chancery are appointed to 12-year terms by the Governor of the State of Delaware, the district court judges in Nevada are elected to six-year terms in mandatorily nonpartisan elections.  Note also that jury trials are available in corporate law cases in Nevada while in Delaware they are not.

Comparative Rights of Stockholders Before and After the Reincorporation Merger

Upon consummation of the reincorporation merger, the outstanding shares of our common stock will be converted into shares of Surviving Corporation common stock.  Consequently, our stockholders, whose rights as stockholders are currently governed by the Delaware General Corporation Law (the “DGCL”) and the Current Charter and Current Bylaws, will become stockholders of the Surviving Corporation whose rights will be governed by the Nevada Revised Statutes (the “NRS”) and the New Charter and New Bylaws.

Key Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation Merger

The New Charter and New Bylaws, attached hereto as Annex B and Annex C, respectively, differ in a number of respects from the Current Charter and Current Bylaws, respectively, copies of which have been filed with the SEC and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at 6601 Bermuda Road, Las Vegas, NV 89119, Attention: Corporate Secretary.  The Current Charter and Current Bylaws are also available on the Investors link of our corporate website at www.scientificgames.com.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Corporation.  The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws of the Company, on the one hand, and the New Charter and New Bylaws of the Surviving Corporation, on the other.  Except as described in this section, the rights of stockholders under the New Charter and New Bylaws are substantially the same as under the Company’s Current Charter and Bylaws.

The following discussion is a brief summary.  It does not provide a complete description of the differences that may affect you.  This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws of the Company, and the New Charter and New Bylaws of the Surviving Corporation.

Provisions	Nevada	Delaware
Charter regarding limitation on liability
The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Corporation shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

The Current Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Note that, under the DGCL, exculpation is not available for breaches of duty of loyalty and only covers directors.

Charter regarding distributions to stockholders
The New Charter provides that, in accordance with the NRS, the Surviving Corporation may make distributions to stockholders even when, after giving effect to the distribution, the Surviving Corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Surviving Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, a surplus is required to declare a dividend.
Charter regarding the definition of “Disqualified Holder”
The New Charter provides that any person who has withdrawn or requested the withdrawal of a pending application for any gaming license from any gaming authority in anticipation of such person being denied such gaming license or receiving such gaming license subject to materially burdensome or unacceptable terms or conditions shall also be a Disqualified Holder.
The Current Charter’s definition of a Disqualified Holder does not cover this category.

Bylaws regarding proxies
The New Bylaws provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. In Nevada proxies are valid for 6 months from the date of creation unless the proxy provides for a longer period of up to 7 years.
The Current Bylaws provide that no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
Bylaws regarding removal of directors
As permitted by Nevada law, the New Bylaws provide that any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.

Under the Current Bylaws directors may be removed from office at any special meeting of the stockholders either with or without cause by an affirmative vote of a majority of each class of voting shares.

Bylaws regarding director compensation
As permitted by Nevada law, the New Bylaws provide that director compensation established pursuant to the bylaws shall be presumed to be fair to the Surviving Corporation unless proven unfair by a preponderance of the evidence.
Delaware law does not have a corresponding statute.
Bylaws regarding removal of director or officer determined to be a “Disqualified Holder”
The New Bylaws provide that an officer or director of the Surviving Corporation who is determined to be a “Disqualified Holder” (as such term is defined in the New Charter) shall cease to qualify as a director or officer of the Surviving Corporation and the officer shall immediately cease to serve as such.
The Current Bylaws do not contain a corresponding provision.
Bylaws regarding stockholder proposals
The New Bylaws provide that a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Surviving Corporation in accordance with New Bylaws, which requires the proposal be delivered to the secretary of the Surviving Corporation not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the stockholder, the number of shares directly or indirectly held by the stockholder and any other information relating to the stockholder, beneficial owner or a control person of the stockholder that would be required to be disclosed in a proxy statement.
The Current Bylaws provide that no proposal or matter shall be considered or acted upon at any meeting of stockholders which has not been submitted to and approved by the Board of Directors.

Bylaws regarding committees of directors
As permitted by the NRS, the New Bylaws provide that in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member.
Current Bylaws do not contain a corresponding provision.
Bylaws regarding forum adjudication for disputes
The New Bylaws provide that the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for certain categories of actions brought by stockholders as specified in new bylaws.
The Current Bylaws do not contain a corresponding provision.

Comparative Rights of Stockholders under Delaware and Nevada Law

The statutory corporate laws of the State of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL.  However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Corporation.  The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Corporation following the consummation of the reincorporation merger.

The following discussion is a brief summary.  It does not provide a complete description of the differences that may affect you.  This summary is qualified in its entirety by reference to the NRS and DGCL, as well as the forms of the New Charter and New Bylaws, which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the consummation of the reincorporation merger.

Increasing or Decreasing Authorized Capital Stock.  The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.  Delaware law has no similar provision.

Classified Board of Directors.  The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office.  If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years.  The Current Charter and Current Bylaws do not provide for a classified board of directors, and thus all directors are elected each year for one-year terms.

The NRS also permits any Nevada corporations to classify its board of directors into as many as four classes with staggered terms of office, where at least one-fourth of the directors must be elected annually.  The New Charter and New Bylaws also do not provide for a classified board of directors, and thus all directors will be elected each year for one-year terms following the consummation of the reincorporation merger.

Cumulative Voting.  Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in the corporation’s certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors.  Similarly, the New Charter does not provide for cumulative voting.

Vacancies.  Under both the DGCL and the NRS, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors.  Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him.  Thus, under the DGCL, a director of a corporation that does not have a classified board or permit cumulative voting, such as the Company, may be removed, without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors.  Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.  The articles of incorporation may provide for a higher voting threshold but not a lower one.

Fiduciary Duty and Business Judgment.  Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS.  As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions.  In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent.  Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence.  However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation.  Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike Delaware law, Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers.  Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations.  Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule.  However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.  To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions.  In a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.  Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers.  The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.  Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit.  Alternatively, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities.  In addition, the NRS provision permitting limitation of liability applies to both directors and officers and expressly applies to liabilities owed to creditors of the corporation.  Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute.

Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

Indemnification.  The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding.  The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation.  Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties.  Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred.  A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination that indemnification is proper.  Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity.  Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses.  Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.  A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors.  Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders.  Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing.  In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

The Current Bylaws provide that any stockholders may act by written consent if such consent is signed by holders of not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The New Bylaws contain a substantially similar provision.

Dividends and Distributions.  Delaware law is more restrictive than Nevada law with respect to dividend payments.  Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.  In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”).  Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. Pursuant to NRS 78.288(2)(b), in the New Charter, the Surviving Corporation is specifically allowed to make any distribution that otherwise would be prohibited by the Balance Sheet Test.

To date, the Company has not paid dividends on its shares of common stock.  The payment of dividends following the consummation of the reincorporation merger, if any, will be within the discretion of the board of directors of the Surviving Corporation.  Our Board (which will be the board of directors of the Surviving Corporation immediately following the reincorporation merger) does not anticipate that the Surviving Corporation will pay dividends in the foreseeable future.

Restrictions on Business Combinations.  Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations.  These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met.  For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations.  However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently.  First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power.  Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination.  Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements.  But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS.  The Company has not opted out of the business combination provisions of Section 203 of the DGCL.  In the New Charter, the Surviving Corporation does not opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive.

Acquisition of Controlling Interests.  In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation.  The provisions can be found in NRS 78.378 to 78.3793, inclusive.  Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person.  NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified.  In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and which does business directly or indirectly in Nevada.  NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations.  Under the DGCL, unless the certificate or articles of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote.  The corporation’s board of directors must also approve such transaction.

Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by an absolute majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors.  However it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation.  Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law.  It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger.  The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.  The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Current Charter does not require a higher percentage to vote to approve certain corporate transactions.  The New Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights.  In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights.  Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation.  Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.

The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.  Therefore, because our common stock is listed on The NASDAQ Stock Market, and holders of our common stock will receive in the reincorporation merger only shares of Surviving Corporation common stock, which will be listed on The NASDAQ Stock Market, holders of our common stock will not be entitled to appraisal rights in the reincorporation merger with respect to their shares of our common stock.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights.  However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof.  The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.  Like the Current Charter and Current Bylaws, the New Charter and New Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders.  The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by the Secretary of the Company at the written request of the majority of our Board, by the Chairman of our Board, by the President of the Company or by the stockholders owning a majority of the shares outstanding and entitled to vote.  The New Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders.  The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.

Nevada law is more restrictive.  Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings.  Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting.  At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies.  Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.  The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Inspection Rights.  The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose.  A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited.  The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 % of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the  bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares.  However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934.

Regulatory Matters

The receipt of approvals from regulatory authorities relating to the manufacture, operation or distribution of gaming equipment, systems, services or products or the conduct of other gaming activities of the Company is a condition to completion of the reincorporation merger (the “Gaming Approvals”). We intend to file any notification or application required as soon as reasonably practicable following the date of the reincorporation merger agreement.  Although we do not expect these regulatory authorities to raise any significant concerns in connection with their review of the reincorporation merger, there is no assurance that we will obtain all required Gaming Approvals, or that the Gaming Approvals will not include terms, conditions or restrictions that may have an adverse effect on the Company or, after completion of the reincorporation merger, the Surviving Corporation.

While we believe that we will receive the requisite Gaming Approvals for the reincorporation merger, there can be no assurances regarding the timing of the Gaming Approvals, our ability to obtain the Gaming Approvals on satisfactory terms or the absence of litigation challenging these Gaming Approvals.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the reincorporation merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.  Assuming the reincorporation merger qualifies as a tax-free reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the reincorporation merger, and neither will the Company nor the Surviving Corporation.  Each stockholder will have the same basis in Surviving Corporation common stock received as a result of the reincorporation as that holder has in our common stock held at the time the reincorporation merger is consummated.  Each holder’s holding period in Surviving Corporation common stock received as a result of the reincorporation merger will include the period during which such holder held our common stock at the time the reincorporation merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information.  It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise.  This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect.  The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation.  There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation merger, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Act Consequences

The shares of Surviving Corporation common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”).  In that respect, the Surviving Corporation is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act.  After the reincorporation merger, the Surviving Corporation will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided.  Stockholders, whose shares of our common stock are freely tradable before the reincorporation merger, will continue to have freely tradable shares of Surviving Corporation common stock.  Stockholders holding restricted shares of Surviving Corporation common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject.  In summary, the Surviving Corporation and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation merger as the Company and our stockholders prior to the reincorporation merger.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Surviving Corporation common stock.  New stock certificates representing shares of Surviving Corporation common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition.  However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Surviving Corporation common stock following the effective time of the reincorporation merger.

Accounting Treatment of the Reincorporation Merger

The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and the Surviving Corporation will be treated as the successor to the historical operations of the Company.  Accordingly, the historical financial statements of the Company, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this Proxy Statement, will be treated as the financial statements of the Surviving Corporation.

THE REINCORPORATION MERGER AGREEMENT

The following is a summary of the material terms of the reincorporation merger agreement.  The description in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger attached to this Proxy Statement as Annex A and incorporated by reference into this Proxy Statement.  This summary does not purport to be complete and may not contain all of the information about the reincorporation merger agreement that is important to you.  We encourage you to read the reincorporation merger agreement carefully and in its entirety because it is the legal document that governs the reincorporation merger.

Overview of Reincorporation Merger Agreement

The reincorporation merger agreement provides that we will merge with and into NewCo, with NewCo surviving the merger.  Pursuant to the reincorporation merger agreement, the Surviving Corporation will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts.  Our existing Board and officers will be the board of directors and officers of the Surviving Corporation for identical terms of office.

At the effective time of the reincorporation merger, each outstanding share of our common stock will automatically be converted into one share of Surviving Corporation common stock.  You will not have to exchange your existing stock certificates of the Company for stock certificates of the Surviving Corporation.  However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate (at their option and at their expense) may submit the existing stock certificate to the Surviving Corporation’s transfer agent for cancellation and obtain a new Nevada form of certificate.

The reincorporation merger agreement was unanimously approved and adopted by our Board, the board of NewCo and by the Company as the sole stockholder of NewCo.  The reincorporation merger agreement and the reincorporation merger are subject to approval by the affirmative vote of holders of a majority of the outstanding shares of our common stock at the special meeting and the reincorporation merger cannot be effectuated until we have received all prior approvals required under gaming laws and regulations.

Termination; Effects on the Company if Reincorporation Merger Is Not Completed

The reincorporation merger agreement may be terminated and abandoned by action of our Board at any time prior to the effective time of the reincorporation merger, if our Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and our stockholders.

If our stockholders do not adopt the reincorporation merger agreement or if the reincorporation merger agreement is terminated by the Company in accordance with its terms, the shares and other securities of our stockholders will not be converted to shares or other securities of the Surviving Corporation.  Instead, we will remain a Delaware corporation, and our stockholders will continue to be subject to the same rights as they currently are with respect to their ownership of our common stock under the DGCL and the Current Charter and Current Bylaws.

Conversion of Common Stock and Other Securities

At the date and time that the reincorporation merger becomes effective (the “effective time”), holders of our common stock, options and other securities immediately prior to the effective time will be entitled to the same number of shares of common stock, options and other securities of the Surviving Corporation as they held of the Company immediately prior to the effective time.  The reincorporation merger agreement provides that, at the effective time,

●
each share of our common stock issued and outstanding immediately prior to the effective time (other than shares canceled pursuant in accordance with the terms of the reincorporation merger agreement, as described in the third bullet in this section) will be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of Surviving Corporation, and all shares of Company common stock will be canceled and retired and will cease to exist;

●
the Surviving Corporation will assume the sponsorship of the Company’s equity compensation plans as the Company’s successor, and all rights of participants to acquire shares of Company common stock under the Company’s equity compensation plans and award agreements will be converted into rights to acquire shares of Surviving Corporation common stock on the same terms and conditions applicable prior to the reincorporation merger, including with respect to vesting and forfeiture conditions;

●
with respect to the number of Company common shares reserved for issuance under the Company’s equity compensation plans, an equal number of shares of Surviving Corporation common stock will be so reserved;

●
each preferred stock purchase right issued pursuant to the Rights Agreement, dated as of June 19, 2017, between the Company and American Stock Transfer & Trust Company, LLC (as may be amended, the “Rights Agreement”) will remain outstanding as and convert into a right to acquire preferred stock of the Surviving Corporation to be designated pursuant to the Certificate of Designation of Series A Junior Participating Preferred Stock in the form attached to the reincorporation merger agreement on the terms and conditions set forth in the Rights Agreement; and

●
each share of common stock of NewCo, par value $0.001, registered in the name of the Company will be reacquired by the Surviving Corporation and canceled and retired, and will resume the status of authorized and unissued Surviving Corporation common stock. No shares of Surviving Corporation common stock or other securities of the Surviving Corporation will be issued in respect of such cancelation.

Following the consummation of the reincorporation merger, the authorized capital stock of the Surviving Corporation will consist of 200,000,000 shares of Common Stock, par value $.001 and 2,000,000 shares of preferred stock, par value $.001.  Our authorized capital stock currently consists of 199,300,000 shares of Class A Common Stock, par value $.01 per share; 700,000 shares of Class B Nonvoting Common Stock, par value $0.01; and 2,000,000 shares of preferred stock, par value $1.00 per share.  No shares of preferred stock or Class B Nonvoting Common Stock are currently outstanding.

Conditions to the Reincorporation Merger

The respective obligation of the Company and NewCo to effectuate the reincorporation merger is subject to satisfaction of the following conditions:

●	the holders of a majority of the outstanding shares of our common stock shall have adopted the reincorporation merger agreement; and

●
any and all approvals and consents deemed in the sole discretion of the Company to be material to the consummation of the reincorporation merger shall have been obtained and shall be in full force and effect, including, without limitation certain regulatory and gaming approvals.

We, as the sole stockholder of NewCo, have approved the reincorporation merger agreement.  As a result, no further stockholder approval is required from NewCo.

Effective Time

It is anticipated that the reincorporation merger, and consequently our reincorporation from Delaware to Nevada, will become effective at the date and time specified in each of (i) the Articles of Merger to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.200 and (ii) the Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the DGCL.

NO APPRAISAL RIGHTS

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction.  Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.  Stockholders do not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.  In addition, neither the Current Charter nor the Current Bylaws contain any additional provisions relating to dissenters’ rights of appraisal.  Therefore, because our common stock is listed on The NASDAQ Stock Market, and holders of our common stock will receive in the reincorporation merger only shares of Surviving Corporation common stock, which will be listed on The NASDAQ Stock Market, holders of our common stock will not be entitled to appraisal rights in the reincorporation merger with respect to their shares of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADOPTION OF THE REINCORPORATION MERGER AGREEMENT

PROPOSAL 2
AUTHORITY TO ADJOURN THE SPECIAL MEETING

If, at the special meeting of stockholders, our Board determines it is necessary or appropriate to adjourn the special meeting, we intend to move to adjourn the special meeting.  For example, our Board may make such a determination if the number of shares of our common stock represented and voting in favor of the proposal to adopt the reincorporation merger agreement at the special meeting is insufficient to adopt that proposal under the DGCL, in order to enable our Board to solicit additional votes in respect of such proposal.  If our Board determines that it is necessary or appropriate, we will ask our stockholders to vote only upon the proposal to adjourn the special meeting, and not the proposal to adopt the reincorporation merger agreement.

In this proposal, we are asking you to authorize our Board to adjourn the special meeting to another place, date or time if our Board believes adjournment is necessary or appropriate.  If the stockholders approve the proposal to adjourn the special meeting, we could adjourn the special meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted.  Among other things, approval of the proposal to adjourn the special meeting could mean that, even if we had received proxies representing a sufficient number of votes against the proposal to adopt the reincorporation merger agreement to defeat that proposal, we could adjourn the special meeting without a vote on the proposal to adopt the reincorporation merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of the proposal to adopt the reincorporation merger agreement.

If a quorum does not exist, the holders of a majority of the shares of our common stock present at the special meeting, in person or by proxy, may adjourn the special meeting to another place, date or time.  If a quorum exists, but there are not enough affirmative votes to adopt the reincorporation merger agreement, the special meeting may be adjourned by the affirmative vote of the holders of a majority of votes cast at the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AUTHORITY TO ADJOURN THE SPECIAL MEETING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as to the security ownership of each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, each of our directors, our director nominee, each of our named executive officers, and all of our directors and executive officers as a group. The number of shares and the percentages of beneficial ownership set forth below are calculated as of October 17, 2017 based on outstanding shares of 89,636,895. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Shares of Common Stock
	Number(1)		Percent(1)
MacAndrews & Forbes Incorporated 35 East 62nd Street New York, New York 10065	34,575,736	(2)	38.57%
Sylebra HK Company Limited Floor 20, 28 Hennessy Road Wan Chai, Hong Kong	8,619,044	(3)	9.62%
Fine Capital Partners, L.P. 590 Madison Avenue, 27th Floor New York, New York 10022	6,488,536	(4)	7.24%
Susquehanna Securities 401 E. City Avenue, Suite 220 Bala Cynwyd, PA 19004	6,383,005	(5)	7.12%

BlackRock, Inc. 55 East 52nd Street New York, New York 10055	5,799,787	(6)	6.47%
Nantahala Capital Management, LLC 19 Old Kings Highway S, Suite 200 Darien, CT 06820	5,784,889	(7)	6.45%
The Vanguard Group 100 Vanguard Blvd Malvem, PA 19355	4,637,396	(8)	5.17%
Ronald O. Perelman	34,651,897	(9)	38.66%
Kevin M. Sheehan	76,634		*
M. Gavin Isaacs	42,779		*
Richard M. Haddrill	169,229		*
Peter A. Cohen	288,551		*
Viet D. Dinh	0		*
Gerald J. Ford	371,415		*
David L. Kennedy	141,051		*
Judge Gabrielle K. McDonald	14,673		*
Paul M. Meister	46,173		*
Michael J. Regan	70,633		*
Barry F. Schwartz	102,761		*
Frances F. Townsend	49,279		*
David W. Smail	52,822		*
James C. Kennedy	135,413		*
Derik J. Mooberry	68,948		*
Michael A. Quartieri	44,252		*
All current directors and executive officers as a group (consisting of 19 persons)(10)	36,538,770		40.61%

* Represents less than 1% of the outstanding shares of common stock.

(1)
In accordance with SEC rules, this column includes shares that a person has a right to acquire within 60 days of October 17, 2017 through the exercise or conversion of stock options, RSUs or other securities. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person. The securities reported for the directors and named executive officers listed in the table above include shares subject to the following awards as to which the equivalent number of underlying shares may be acquired through exercise or conversion within 60 days of October 17, 2017:

Mr. Sheehan 66,858 stock options; Mr. Haddrill 7,596 RSUs; Mr. D. Kennedy 37,500 RSUs; Judge McDonald 7,500 stock options; Mr. Meister 10,000 stock options; Mr. Smail 42,148 stock options; Mr. Mooberry 7,488 RSUs and 41,301 stock options; and Mr. Quartieri 6,081 RSUs and 25,614 stock options.

(2)
Includes shares held by MacAndrews & Forbes Incorporated, SGMS Acquisition Corporation, RLX Holdings Two LLC, SGMS Acquisition Two LLC and SGMS Acquisition Three LLC. SGMS Acquisition Corporation, RLX Holdings Two LLC, SGMS Acquisition Two LLC and SGMS Acquisition Three LLC are holding companies owned by MacAndrews & Forbes Incorporated, whose Chairman, Chief Executive Officer and sole stockholder is Mr. Perelman. MacAndrews & Forbes Incorporated has sole voting and dispositive power with respect to 34,575,736 shares, SGMS Acquisition Corporation has sole voting and dispositive power with respect to 26,385,736 shares, RLX Holdings Two LLC has sole voting and dispositive power with respect to 3,125,000 shares,  SGMS Acquisition Two LLC Corporation has sole voting and dispositive power with respect to 3,495,000 shares and SGMS Acquisition Three LLC has sole voting and dispositive power with respect to 1,570,000 shares. The shares so owned are, or may from time to time be, pledged to secure obligations of MacAndrews & Forbes Incorporated or its affiliates.

(3)
Based on an amendment to Schedule 13G filed with the SEC on February 15, 2017 by Sylebra HK Company Limited, Sylebra Capital Management, Mr. Jeffrey Richard Fieler and Mr. Daniel Patrick Gibson, reporting beneficial ownership as of December 31, 2016. The Schedule 13G states that each such person has shared voting power and shared dispositive power with respect to 8,619,044 shares.

(4)
Based on an amendment to Schedule 13G filed with the SEC on February 14, 2017 by Fine Capital Partners, L.P., Fine Capital Advisors, LLC and Ms. Debra Fine, reporting beneficial ownership as of December 31, 2016. The Schedule 13G states that each such person has shared voting power and shared dispositive power with respect to 6,488,536 shares.

(5)
Based on a Schedule 13G filed with the SEC on February 10, 2017 by G1 Execution Services, LLC, Susquehanna Fundamental Investments, LLC and Susquehanna Securities, reporting beneficial ownership as of December 31, 2016. The Schedule 13G states that G1 Execution Services, LLC has sole voting and sole dispositive power over 544 shares, Susquehanna Fundamental Investments, LLC has sole voting and sole dispositive power over 85,489 shares, and Susquehanna Securities has sole voting and sole dispositive power over 6,296,972 shares. The Schedule 13G states that G1 Execution Brokers, LLC and Susquehanna Securities are affiliated independent broker-dealers which, together with Susquehanna Fundamental Investments, LLC, may be deemed to be a group. Therefore, the Schedule 13G indicates that the reporting persons have shared voting and shared dispositive power with respect to all the 6,383,005 shares beneficially owned by all of the reporting persons.

(6)
Based on an amendment to Schedule 13G filed with the SEC on January 27, 2017 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2016. The Schedule 13G states that BlackRock, Inc. has sole voting power with respect to 5,681,995 shares and sole dispositive power with respect to 5,799,787 shares.

(7)
Based on an amendment to Schedule 13G filed with the SEC on February 14, 2017 by Nantahala Capital Management, LLC, Mr. Wilmot B. Harkey and Mr. Daniel Mack, reporting beneficial ownership as of December 31, 2016. The amendment to Schedule 13G states that each such person has shared voting and dispositive power with respect to 5,784,889 shares.

(8)
Based on a Schedule 13G filed with the SEC on February 13, 2017 by The Vanguard Group, reporting beneficial ownership as of December 31, 2016. The Schedule 13G states that The Vanguard Group has sole voting power with respect to 102,154 shares, shared voting power with respect to 4,800 shares, sole dispositive power with respect to 4,532,742 shares and shared dispositive power with respect to 104,654 shares.

(9)
Includes the 34,575,736 shares reported in footnote 2 above, which may be deemed to be beneficially owned by Mr. Perelman, the Chairman, Chief Executive Officer and sole stockholder of MacAndrews & Forbes Incorporated. Mr. Perelman’s address is 35 East 62nd Street, New York, New York 10065.

(10)
Includes 269,845 shares issuable upon exercise of stock options and 58,665 shares issuable upon vesting of RSUs as to which the equivalent number of underlying shares may be acquired through exercise or conversion within 60 days of October 17, 2017.

OTHER MATTERS

We are not aware of any matter other than those described in this Proxy Statement that will be acted upon at the special meeting. In the event that any other matter properly comes before the meeting for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matter.

We will pay the costs of proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Pursuant to Rule 14a‑8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if a stockholder wants to submit a proposal for inclusion in our proxy materials for the next annual meeting of stockholders, it must be received at our principal executive offices, 6601 Bermuda Road, Las Vegas, NV 89119, Attention: Corporate Secretary, not later than January 1, 2018. In order to avoid controversy, stockholders should submit proposals by such means, including electronic means, which permit them to prove the date of delivery.

If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at the address given above by March 17, 2018, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.

The deadlines described above are calculated by reference to the mailing date of the proxy materials for this year’s annual meeting. If the Board changes the date of next year’s annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our Annual Report on Form 10-K, our quarterly reports on Form 10-Q, a current report on Form 8-K or by any other means reasonably calculated to inform the stockholders.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investors link of our corporate website at www.scientificgames.com.  Our website address is provided as an inactive textual reference only.  The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Statements contained in this Proxy Statement, or in any document incorporated by reference in this Proxy Statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.  The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information.  We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the special meeting.

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2016;

●	Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017;

●	Current Reports on Form 8-K filed with the SEC on July 24, 2017, August 4, 2017, August 14, 2017, September 18, 2017, September 21, 2017, October 2, 2017, October 3, 2017 and October 17, 2017; and

●
Our proxy statement on Schedule 14A for our 2017 Annual Meeting filed with the SEC on May 1, 2017 and the additional definitive proxy soliciting materials on Schedule 14A filed with the SEC on May 1, 2017.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Proxy Statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION.  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF OUR COMMON STOCK AT THE SPECIAL MEETING.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED OCTOBER 20, 2017.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

Michael A. Quartieri Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary
Dated: October 20, 2017

ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of September 18, 2017, is entered into between Scientific Games Corporation, a Delaware corporation (the “Company”), and SG Nevada Merger Company, a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
The Reincorporation Merger; Effective Time

SECTION 1.1.  The Reincorporation Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease.  NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada.  The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

SECTION 1.2.  Effective Time.  Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”).  The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
Articles and Bylaws of the Surviving Corporation

SECTION 2.1.  The Articles of Incorporation.  The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated as set forth on Exhibit A hereto, including to change the name of the Surviving Corporation to “Scientific Games Corporation”, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.  Following the amendment and restatement of the Articles of Incorporation, the Certificate of Designation of Series A Junior Participating Preferred Stock in the form attached as Exhibit B hereto (the “Certificate of Designation”) shall be filed with the Office of the Secretary of State of Nevada.

SECTION 2.2.  The Bylaws.  Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
Officers, Directors, Committees, and Corporate Policies of the Surviving Corporation

SECTION 3.1.  Officers.  The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

SECTION 3.2.  Directors.  The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

SECTION 3.3.  Committees.  Each committee of the board of directors of the Company existing immediately prior to the Effective time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada.  Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

SECTION 3.4.  Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV
Effect of the Merger on Capital Stock; Certificates

SECTION 4.1.  Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a)            Each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares canceled pursuant to Section 4.1(d) of this Agreement, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b)            With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved.  The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law.  Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement.  Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions.  Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.  The preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of June 19, 2017, between the Company and American Stock Transfer & Trust Company, LLC (as may be amended, the “Rights Agreement”) shall remain outstanding as and be converted into rights to acquire preferred stock of the Surviving Corporation designated pursuant to the Certificate of Designation on the terms and conditions set forth in the Rights Agreement.

(c)            Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

SECTION 4.2.  Certificates.  At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock (other than shares canceled pursuant to Section 4.1(d) of this Agreement), or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
Conditions

SECTION 5.1.  Conditions to the Obligations of Each Party.  The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a)            the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b)            any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger, including, without limitation, applicable gaming laws, rules and regulations including those relating to the manufacture, operation or distribution of gaming equipment, systems, services or products or the conduct of other gaming activities and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

ARTICLE VI
Termination

SECTION 6.1.  Termination.  This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII
Miscellaneous and General

SECTION 7.1.  Modification or Amendment.  Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

SECTION 7.2.  Counterparts.  This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

SECTION 7.3.  Governing Law.  This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

SECTION 7.4.  Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

SECTION 7.5.  No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 7.6.  Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 7.7.  Headings.  The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

Scientific Games Corporation
By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

SG Nevada Merger Company
By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	President, Secretry and Treasurer

[Signature Page to Agreement and Plan of Merger]

Exhibit A

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
SG NEVADA MERGER COMPANY

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of SG Nevada Merger Company, a Nevada corporation, does hereby certify as follows:

A.            The Agreement and Plan of Merger, dated as of September 18, 2017 by and between Scientific Games Corporation, a Delaware corporation (the “Company”), and SG Nevada Merger Company, a Nevada corporation (the “Merger Agreement”) provides for the amendment and restatement of the corporation’s articles of incorporation as set forth below.

B.            The Merger Agreement, and the amendment and restatement of the corporation’s articles of incorporation (including the change of the name of the corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and the sole stockholder of the corporation, which is sufficient for approval thereof.  The board of directors and sole stockholder have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the corporation.

C.            This certificate sets forth the text of the articles of incorporation of the corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF SCIENTIFIC GAMES CORPORATION

ARTICLE I
NAME

The name of the corporation is Scientific Games Corporation (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada.  The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV
CAPITAL STOCK

(A)          Authorized Stock.  The total number of shares of all stock which the Corporation shall have authority to issue is 202,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, par value $.001 per share (the “Common Stock”) and (ii) 2,000,000 shares, $.001 par value per share, designated as preferred stock (the “Preferred Stock”).  All cross references in each subdivision of this ARTICLE IV refer to other paragraphs in such subdivision unless otherwise indicated.

(B)           Preferred Stock.

(1)            Designation.  The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

(2)            Authority Vested in the Board.  Authority is hereby expressly vested in the Board of Directors, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a)            The designation of such series.

(b)            The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or noncumulative.

(c)            Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(d)            The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)            Whether the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(f)            The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(g)            The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(h)            The provisions as to voting, optional and/or other special rights and preferences, if any.

(3)            Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued, shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes, as amended from time to time (the “NRS”).

(C)          Common Stock.

(1)            Voting Rights. The holders of Common Stock will be entitled to notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

(2)            Dividends. Subject to all provisions of this ARTICLE IV, including the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation or the NRS, the holders of the Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share, ratably according to the number of shares of Common Stock held by them, in such dividends.

(3)            Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of shares of the Corporation, after payment in full of the amount which the holders of Preferred Stock are entitled to receive in such event, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

ARTICLE V
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (as amended from time to time, the “Bylaws”).  Elections of directors need not be by written ballot unless the Bylaws shall so provide.  Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws provide.  The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE VI
AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII
INDEMNIFICATION; EXCULPATION

(A)          Indemnification.  To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B)           Limitation on Liability.  The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C)           Repeal and Conflicts.  Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal.  In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VIII
COMPLIANCE WITH GAMING LAWS

To enable the Corporation or any Affiliate (as such term is hereinafter defined) thereof to secure and maintain in good standing all licenses, contracts, franchises, permits,  registrations, findings of suitability, exemptions, waivers and other regulatory approvals related to the ownership, control, conduct or operation of gaming and related activities now or hereafter engaged in by the Corporation or any Affiliate thereof within or without the United States of America (collectively, “Gaming Licenses”), the following provisions shall apply:

(A)         All Securities (as hereinafter defined) shall be held subject to all applicable Gaming Laws (as hereinafter defined) and the suitability standards, qualifications and requirements of the Gaming Authorities (as hereinafter defined) that regulate the operation and conduct of the businesses of the Corporation or any Affiliate thereof and in accordance with the requirements of all applicable Gaming Laws. Any person (as hereinafter defined) owning or controlling Securities shall comply with all applicable Gaming Laws.  If any person that holds Securities of the Corporation is determined to be a Disqualified Holder (as hereinafter defined), then, if the Corporation so elects in its sole discretion (unless otherwise required by any Gaming Law or Gaming Authority):

(1)            such person shall sell or otherwise dispose of such Securities or other interest in the Corporation within the 60-day period commencing on the date the Corporation gives the person notice of such person’s unsuitability or disqualification and requiring such disposition (or an earlier time if so required by any Gaming Authority or any Gaming Law) in a manner satisfactory to the Board of Directors in its sole discretion; or

(2)            the Corporation may redeem any or all such Securities of the Corporation on the date specified in the notice given by the Corporation to such person, which date may not be less than 30 days after notice is given, at a price equal to the Redemption Price (as hereinafter defined).

(B)          Notice to a Disqualified Holder under paragraph (A)(1) or (2) of this ARTICLE VIII shall be delivered in writing by personal delivery, mailing it to the address shown on the Corporation’s books and records or any other reasonable means and shall be deemed effective on the date given (the “Notice Date”). Failure of the Corporation to provide such notice to a Disqualified Holder after making reasonable efforts to do so shall not preclude the Corporation from exercising its rights under this Article.

(C)          If the Corporation intends to redeem Securities in accordance with paragraph (A)(2) of this ARTICLE VIII, the notice shall specify the Securities to be redeemed, the date, time and place when such redemption will be consummated, which date in no event will be earlier than 30 days after the date of such notice, and the Redemption Price (it being sufficient for the purposes of this ARTICLE VIII for the Corporation to indicate generally that the Redemption Price will be determined in accordance with paragraphs (C) and (M) hereof). If the Corporation gives the notice provided for by the preceding sentence, such notice shall be deemed to constitute a binding agreement on the part of the Corporation to redeem, and on the part of the person notified to sell, the Securities referred to in such Notice in accordance with this ARTICLE VIII.

(D)          The operation of this ARTICLE VIII shall not be stayed by an appeal from a determination of any Gaming Authority.

(E)           Commencing on the Notice Date (or such earlier date on which any Gaming Authority serves notice of its determination of unsuitability or disqualification of the Disqualified Holder on the Corporation), the Disqualified Holder shall not be entitled to receive payments of dividends or interest upon any Securities of the Corporation held by such Disqualified Holder, or exercise, directly or indirectly, any voting or other rights conferred by the Corporation’s Securities upon the holders thereof.

(F)           The Board of Directors shall have the power to determine, on the basis of information known to the Board after reasonable inquiry, all questions arising under this ARTICLE VIII, including, without limitation (1) whether a person is a Disqualified Holder, (2) whether a Disqualified Holder has disposed of Securities pursuant to paragraph (A) of this ARTICLE VIII and (3) the amount of Securities held directly or indirectly by any person. Any such determination shall be binding and conclusive on all such persons.

(G)          The Corporation shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this ARTICLE VIII, and each holder of Securities of the Corporation shall be deemed to have acknowledged by acquiring or retaining Securities of the Corporation that failure to comply with this ARTICLE VIII will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this ARTICLE VIII.

(H)          A Disqualified Holder shall indemnify the Corporation and its Affiliates for any and all direct or indirect costs, including attorneys’ fees, incurred by the Corporation or any of its Affiliates as a result of such person’s continuing ownership of, or failure to divest, the Securities.

(I)            Any person to whom a redemption notice is given pursuant to the provisions of this ARTICLE VIII shall have the burden of establishing to the satisfaction of the Corporation the dates on which and the Purchase Price at which such person acquired the Securities subject to such notice.

(J)            The right of the Corporation to redeem Securities pursuant to this ARTICLE VIII shall not be exclusive of any other rights the Corporation or any of its Affiliates may have or hereafter acquire under any agreement, provision of the bylaws of the Corporation or such Affiliate or otherwise. Nothing in this ARTICLE VIII shall be construed to:  (i) relieve any Disqualified Holder (or any Affiliate thereof) from any fiduciary obligation imposed by law, (ii) prohibit or affect any contractual arrangement which the Corporation may make from time to time with any holder of Securities to purchase all or any part of any other securities held by such holder or (iii) be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or any holder of Securities with respect to the subject matter of this ARTICLE VIII.

(K)          Nothing contained in this ARTICLE VIII shall limit the authority of the Board of Directors to take such other action, to the extent not prohibited by law, as it deems necessary or advisable to protect the Corporation or any of its Affiliates from the denial or loss or threatened denial or loss of any Gaming License.

(L)           If any provision of this ARTICLE VIII or the application of any such provision to any person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE VIII.  Except as may be required by any applicable Gaming Law or Gaming Authority, the Board of Directors may waive any of the rights of the Corporation or any restrictions contained in this ARTICLE VIII in any instance in which and to the extent the Board of Directors determines that a waiver would be in the best interests of the Corporation. Except as required by a Gaming Authority, nothing in this ARTICLE VIII shall be deemed or construed to require the Corporation to redeem or repurchase any Securities owned or controlled by a Disqualified Holder or any Affiliate thereof.

(M)        For the purposes of this ARTICLE VIII:

(1)            “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified (including any direct or indirect subsidiary of such person).  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to a person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise.  For purposes of this ARTICLE VIII, the term “Affiliate” shall also include any joint venture, minority-owned entity or other enterprise in which the Corporation or any of its Affiliates has any direct or indirect interest.

(2)            “Disqualified Holder” means any record or beneficial holder of the Corporation’s Securities: (i) who is requested or required pursuant to any Gaming Law to appear before, or submit to the jurisdiction of, or file an application with, or provide information to, any Gaming Authority and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time, (ii) who has withdrawn or requested the withdrawal of a pending application for any Gaming License from any Gaming Authority in anticipation of such person being denied such Gaming License or receiving such Gaming License subject to materially burdensome or unacceptable terms or conditions, (iii) who is determined or shall have been determined by any Gaming Authority not to be suitable or qualified with respect to owning or controlling Securities or securities of an Affiliate of the Corporation, or (iv) whose ownership or control of Securities may result, in the judgment of the Board of Directors, in the failure of the Corporation or any of its Affiliates to obtain, maintain, retain, renew or qualify for a Gaming License, or cause or otherwise result in the imposition of any materially burdensome or unacceptable terms or conditions on any Gaming License.

(3)            “Gaming Authority” means any government, court, or federal, state, provincial, local, international, tribal or foreign governmental, administrative or regulatory or licensing body, agency, authority or official, which regulates or has authority over, including, without limitation, the right to issue or grant a license, contract, franchise, permit, registration, finding of suitability, exemption, waiver or other regulatory approval, any form of gaming or related activities conducted or proposed to be conducted by the Corporation or any of its Affiliates in any jurisdiction, including, without limitation, lottery, pari mutuel wagering, sports wagering and video gaming activities.

(4)            “Gaming Law” means any federal, state, provincial, local,  international, tribal or foreign law, statute, order, rule, regulation, decree, ordinance or interpretation pursuant to which any Gaming Authority possesses or asserts regulatory or licensing authority over the ownership, operation, management or conduct of gaming and related activities.

(5)            “person” means any individual, partnership, firm, corporation, limited liability company, trust or other entity.

(6)            “Purchase Price” means the price paid to acquire a Security, exclusive of commissions, taxes and other fees and expenses, adjusted for any stock split, stock dividend, combination of shares or similar event.

(7)            “Redemption Price” means, with respect to any Securities, the price equal to the lesser of  (1) the average closing sale price of such Securities as reported for composite transactions in securities listed on the  principal trading market on which such Securities are then listed or admitted for trading during the 30 trading days preceding the Notice Date, or, if such Securities are not so listed or traded, the fair value of the Securities as determined by the Board of Directors in good faith and in consideration of such records of the Corporation and information, opinions, reports or statements presented to the Board of Directors by any of the Corporation’s officers, employees or financial advisors, or committees of the Board of Directors (including, without limitation, information, opinions, reports or statements regarding any discount for lack of marketability or otherwise), as the Board of Directors deems, in its sole discretion, to be relevant and pertinent to such determination, and (2) the original Purchase Price.

(8)            “Securities” means any shares of capital stock, bonds, notes, convertible debentures, warrants or other instruments that represent a share in the equity of the Corporation, a debt owed by the Corporation or the right to acquire any of the foregoing.

ARTICLE IX
SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

*            *            *            *

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate of Amended and Restated Articles of Incorporation of Scientific Games Corporation as of ___________, 20__.

Name:
Title:

Exhibit B

ATTACHMENT “A” TO CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

SCIENTIFIC GAMES CORPORATION

(Pursuant to Section 78.1955 of the Nevada Revised Statutes)

Scientific Games Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), in accordance with the provisions of Nevada Revised Statutes (“NRS”) 78.195 and 78.1955, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Corporation, as filed with the Secretary of State of the State of Nevada on _______, 201_ (as heretofore amended and as may be amended and/or restated from time to time, the “Articles of Incorporation”), the Board of Directors adopted the following resolution creating a series of 20,000 shares of preferred stock of the Corporation designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Articles of Incorporation and by the provisions of NRS 78.195 and 78.1955, the Board of Directors hereby establishes a series of preferred stock, par value $1.00 per share, of the Corporation and hereby sets forth the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of such series of preferred stock and the number of shares of such series (in addition to any provisions set forth in the Articles of Incorporation applicable to the preferred stock of all series), as set forth as follows:

Series A Junior Participating Preferred Stock

1.              Designation and Amount.  There shall be a series of preferred stock, par value $1.00, of the Corporation (the “Preferred Stock”) that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 20,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.              Dividends and Distributions.

(i)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.  The “Adjustment Number” shall initially be 10,000.  In the event the Corporation shall at any time after _______, 201_ (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii)  The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(iii)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

3.              Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(i)  Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.  Except as otherwise provided herein, in another certificate of designation authorizing a series of preferred stock, par value $1.00 per share, of the Corporation or as required by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

(ii)  Except as required by law, by the Articles of Incorporation and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.              Certain Restrictions. Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

(ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)  purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(iv)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.             Reacquired Shares.  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.              Liquidation, Dissolution or Winding Up.  (A)  Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(i)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(ii)  Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.              Consolidation, Merger, Etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.              No Redemption.  Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.              Ranking.  The Series A Junior Participating Preferred Stock shall rank junior to all series of Preferred Stock , as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless, in the case of any other series of Preferred Stock, the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.           Amendment.  At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Articles of Incorporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.           Fractional Shares.  Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this ___ day of ___________, 201_.

SCIENTIFIC GAMES CORPORATION

By:
Name:
Title:

ANNEX B

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
SG NEVADA MERGER COMPANY

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of SG Nevada Merger Company, a Nevada corporation, does hereby certify as follows:

A.            The Agreement and Plan of Merger, dated as of September 18, 2017 by and between Scientific Games Corporation, a Delaware corporation (the “Company”), and SG Nevada Merger Company, a Nevada corporation (the “Merger Agreement”) provides for the amendment and restatement of the corporation’s articles of incorporation as set forth below.

B.            The Merger Agreement, and the amendment and restatement of the corporation’s articles of incorporation (including the change of the name of the corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and the sole stockholder of the corporation, which is sufficient for approval thereof.  The board of directors and sole stockholder have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the corporation.

C.            This certificate sets forth the text of the articles of incorporation of the corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF SCIENTIFIC GAMES CORPORATION

ARTICLE I
NAME

The name of the corporation is Scientific Games Corporation (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada.  The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV
CAPITAL STOCK

(A)               Authorized Stock.  The total number of shares of all stock which the Corporation shall have authority to issue is 202,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, par value $.001 per share (the “Common Stock”) and (ii) 2,000,000 shares, $.001 par value per share, designated as preferred stock (the “Preferred Stock”).  All cross references in each subdivision of this ARTICLE IV refer to other paragraphs in such subdivision unless otherwise indicated.

(B)                Preferred Stock.

(1)                 Designation.  The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

(2)                  Authority Vested in the Board.  Authority is hereby expressly vested in the Board of Directors, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a)            The designation of such series.

(b)            The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or noncumulative.

(c)            Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(d)            The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)            Whether the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(f)             The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(g)           The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(h)           The provisions as to voting, optional and/or other special rights and preferences, if any.

(3)                  Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued, shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes, as amended from time to time (the “NRS”).

(C)                Common Stock.

(1)                  Voting Rights. The holders of Common Stock will be entitled to notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

(2)                  Dividends. Subject to all provisions of this ARTICLE IV, including the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation or the NRS, the holders of the Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share, ratably according to the number of shares of Common Stock held by them, in such dividends.

(3)                  Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of shares of the Corporation, after payment in full of the amount which the holders of Preferred Stock are entitled to receive in such event, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

ARTICLE V
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (as amended from time to time, the “Bylaws”).  Elections of directors need not be by written ballot unless the Bylaws shall so provide.  Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws provide.  The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE VI
AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII
INDEMNIFICATION; EXCULPATION

(A)               Indemnification.  To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

 (B)               Limitation on Liability.  The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C)                Repeal and Conflicts.  Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal.  In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VIII
COMPLIANCE WITH GAMING LAWS

To enable the Corporation or any Affiliate (as such term is hereinafter defined) thereof to secure and maintain in good standing all licenses, contracts, franchises, permits,  registrations, findings of suitability, exemptions, waivers and other regulatory approvals related to the ownership, control, conduct or operation of gaming and related activities now or hereafter engaged in by the Corporation or any Affiliate thereof within or without the United States of America (collectively, “Gaming Licenses”), the following provisions shall apply:

(A)               All Securities (as hereinafter defined) shall be held subject to all applicable Gaming Laws (as hereinafter defined) and the suitability standards, qualifications and requirements of the Gaming Authorities (as hereinafter defined) that regulate the operation and conduct of the businesses of the Corporation or any Affiliate thereof and in accordance with the requirements of all applicable Gaming Laws. Any person (as hereinafter defined) owning or controlling Securities shall comply with all applicable Gaming Laws.  If any person that holds Securities of the Corporation is determined to be a Disqualified Holder (as hereinafter defined), then, if the Corporation so elects in its sole discretion (unless otherwise required by any Gaming Law or Gaming Authority):

(1)            such person shall sell or otherwise dispose of such Securities or other interest in the Corporation within the 60-day period commencing on the date the Corporation gives the person notice of such person’s unsuitability or disqualification and requiring such disposition (or an earlier time if so required by any Gaming Authority or any Gaming Law) in a manner satisfactory to the Board of Directors in its sole discretion; or

(2)            the Corporation may redeem any or all such Securities of the Corporation on the date specified in the notice given by the Corporation to such person, which date may not be less than 30 days after notice is given, at a price equal to the Redemption Price (as hereinafter defined).

(B)                Notice to a Disqualified Holder under paragraph (A)(1) or (2) of this ARTICLE VIII shall be delivered in writing by personal delivery, mailing it to the address shown on the Corporation’s books and records or any other reasonable means and shall be deemed effective on the date given (the “Notice Date”). Failure of the Corporation to provide such notice to a Disqualified Holder after making reasonable efforts to do so shall not preclude the Corporation from exercising its rights under this Article.

(C)                If the Corporation intends to redeem Securities in accordance with paragraph (A)(2) of this ARTICLE VIII, the notice shall specify the Securities to be redeemed, the date, time and place when such redemption will be consummated, which date in no event will be earlier than 30 days after the date of such notice, and the Redemption Price (it being sufficient for the purposes of this ARTICLE VIII for the Corporation to indicate generally that the Redemption Price will be determined in accordance with paragraphs (C) and (M) hereof). If the Corporation gives the notice provided for by the preceding sentence, such notice shall be deemed to constitute a binding agreement on the part of the Corporation to redeem, and on the part of the person notified to sell, the Securities referred to in such Notice in accordance with this ARTICLE VIII.

(D)                The operation of this ARTICLE VIII shall not be stayed by an appeal from a determination of any Gaming Authority.

(E)                Commencing on the Notice Date (or such earlier date on which any Gaming Authority serves notice of its determination of unsuitability or disqualification of the Disqualified Holder on the Corporation), the Disqualified Holder shall not be entitled to receive payments of dividends or interest upon any Securities of the Corporation held by such Disqualified Holder, or exercise, directly or indirectly, any voting or other rights conferred by the Corporation’s Securities upon the holders thereof.

(F)                 The Board of Directors shall have the power to determine, on the basis of information known to the Board after reasonable inquiry, all questions arising under this ARTICLE VIII, including, without limitation (1) whether a person is a Disqualified Holder, (2) whether a Disqualified Holder has disposed of Securities pursuant to paragraph (A) of this ARTICLE VIII and (3) the amount of Securities held directly or indirectly by any person. Any such determination shall be binding and conclusive on all such persons.

(G)                 The Corporation shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this ARTICLE VIII, and each holder of Securities of the Corporation shall be deemed to have acknowledged by acquiring or retaining Securities of the Corporation that failure to comply with this ARTICLE VIII will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this ARTICLE VIII.

(H)               A Disqualified Holder shall indemnify the Corporation and its Affiliates for any and all direct or indirect costs, including attorneys’ fees, incurred by the Corporation or any of its Affiliates as a result of such person’s continuing ownership of, or failure to divest, the Securities.

(I)                  Any person to whom a redemption notice is given pursuant to the provisions of this ARTICLE VIII shall have the burden of establishing to the satisfaction of the Corporation the dates on which and the Purchase Price at which such person acquired the Securities subject to such notice.

(J)                  The right of the Corporation to redeem Securities pursuant to this ARTICLE VIII shall not be exclusive of any other rights the Corporation or any of its Affiliates may have or hereafter acquire under any agreement, provision of the bylaws of the Corporation or such Affiliate or otherwise. Nothing in this ARTICLE VIII shall be construed to:  (i) relieve any Disqualified Holder (or any Affiliate thereof) from any fiduciary obligation imposed by law, (ii) prohibit or affect any contractual arrangement which the Corporation may make from time to time with any holder of Securities to purchase all or any part of any other securities held by such holder or (iii) be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or any holder of Securities with respect to the subject matter of this ARTICLE VIII.

(K)                Nothing contained in this ARTICLE VIII shall limit the authority of the Board of Directors to take such other action, to the extent not prohibited by law, as it deems necessary or advisable to protect the Corporation or any of its Affiliates from the denial or loss or threatened denial or loss of any Gaming License.

(L)                 If any provision of this ARTICLE VIII or the application of any such provision to any person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE VIII.  Except as may be required by any applicable Gaming Law or Gaming Authority, the Board of Directors may waive any of the rights of the Corporation or any restrictions contained in this ARTICLE VIII in any instance in which and to the extent the Board of Directors determines that a waiver would be in the best interests of the Corporation. Except as required by a Gaming Authority, nothing in this ARTICLE VIII shall be deemed or construed to require the Corporation to redeem or repurchase any Securities owned or controlled by a Disqualified Holder or any Affiliate thereof.

(M)              For the purposes of this ARTICLE VIII:

(1)            “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified (including any direct or indirect subsidiary of such person).  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to a person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise.  For purposes of this ARTICLE VIII, the term “Affiliate” shall also include any joint venture, minority-owned entity or other enterprise in which the Corporation or any of its Affiliates has any direct or indirect interest.

(2)            “Disqualified Holder” means any record or beneficial holder of the Corporation’s Securities: (i) who is requested or required pursuant to any Gaming Law to appear before, or submit to the jurisdiction of, or file an application with, or provide information to, any Gaming Authority and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time, (ii) who has withdrawn or requested the withdrawal of a pending application for any Gaming License from any Gaming Authority in anticipation of such person being denied such Gaming License or receiving such Gaming License subject to materially burdensome or unacceptable terms or conditions, (iii) who is determined or shall have been determined by any Gaming Authority not to be suitable or qualified with respect to owning or controlling Securities or securities of an Affiliate of the Corporation, or (iv) whose ownership or control of Securities may result, in the judgment of the Board of Directors, in the failure of the Corporation or any of its Affiliates to obtain, maintain, retain, renew or qualify for a Gaming License, or cause or otherwise result in the imposition of any materially burdensome or unacceptable terms or conditions on any Gaming License.

(3)            “Gaming Authority” means any government, court, or federal, state, provincial, local, international, tribal or foreign governmental, administrative or regulatory or licensing body, agency, authority or official, which regulates or has authority over, including, without limitation, the right to issue or grant a license, contract, franchise, permit, registration, finding of suitability, exemption, waiver or other regulatory approval, any form of gaming or related activities conducted or proposed to be conducted by the Corporation or any of its Affiliates in any jurisdiction, including, without limitation, lottery, pari mutuel wagering, sports wagering and video gaming activities.

(4)            “Gaming Law” means any federal, state, provincial, local,  international, tribal or foreign law, statute, order, rule, regulation, decree, ordinance or interpretation pursuant to which any Gaming Authority possesses or asserts regulatory or licensing authority over the ownership, operation, management or conduct of gaming and related activities.

(5)            “person” means any individual, partnership, firm, corporation, limited liability company, trust or other entity.

(6)            “Purchase Price” means the price paid to acquire a Security, exclusive of commissions, taxes and other fees and expenses, adjusted for any stock split, stock dividend, combination of shares or similar event.

(7)            “Redemption Price” means, with respect to any Securities, the price equal to the lesser of  (1) the average closing sale price of such Securities as reported for composite transactions in securities listed on the  principal trading market on which such Securities are then listed or admitted for trading during the 30 trading days preceding the Notice Date, or, if such Securities are not so listed or traded, the fair value of the Securities as determined by the Board of Directors in good faith and in consideration of such records of the Corporation and information, opinions, reports or statements presented to the Board of Directors by any of the Corporation’s officers, employees or financial advisors, or committees of the Board of Directors (including, without limitation, information, opinions, reports or statements regarding any discount for lack of marketability or otherwise), as the Board of Directors deems, in its sole discretion, to be relevant and pertinent to such determination, and (2) the original Purchase Price.

(8)            “Securities” means any shares of capital stock, bonds, notes, convertible debentures, warrants or other instruments that represent a share in the equity of the Corporation, a debt owed by the Corporation or the right to acquire any of the foregoing.

ARTICLE IX
SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

*            *            *            *

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate of Amended and Restated Articles of Incorporation of Scientific Games Corporation as of ___________, 20__.

Name:
Title:

ANNEX C

AMENDED AND RESTATED BYLAWS
OF
SCIENTIFIC GAMES CORPORATION

ARTICLE I
Offices, Corporate Seal

Section 1.01     Offices.  Scientific Games Corporation (the “Corporation”) shall have a registered office, a principal office and such other offices as the board of directors of the Corporation (the “Board of Directors”) may determine.

Section 1.02     Corporate Seal.  There shall be no corporate seal.

ARTICLE II
Meetings of Stockholders

Section 2.01     Place and Time of Meetings.  Meetings of the stockholders may be held at such place, on such date and at such time as may be designated by the Board of Directors.

Section 2.02     Annual Meetings.  The annual meeting of the stockholders of the Corporation shall be held at such place, on such date and at such time as designated by the Board of Directors.  The purpose of this meeting shall be for the election of directors and for the transaction of such other business as may properly come before the meeting.  Except as otherwise restricted by the articles of incorporation of the Corporation (as amended or amended and restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.03     Special Meetings.  Special meetings of the stockholders for any purpose or purposes shall be called by the Secretary at the written request of a majority of the total number of directors, by the Chairman of the Board, by the President or by the stockholders owning a majority of the shares outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.  Business transacted at any special meeting shall be limited to the purposes stated in the notice.  Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

Section 2.04     Quorum; Adjourned Meetings.  The holders of a majority of the shares outstanding and entitled to vote present in person or by proxy (regardless of whether the proxy has authority to vote on all matters) shall constitute a quorum for the transaction of business at any annual or special meeting.  If a quorum is not present at a meeting, those present shall adjourn to such day as they shall agree upon by majority vote.  Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.  However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date.  At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.  If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.05     Organization.  At each meeting of the stockholders, the Chairman of the Board or in his or her absence the President or in his or her absence the chairman chosen by a majority of the voting power of the stockholders present in person or proxy shall act as chairman; and the Secretary of the Corporation, or in his or her absence an Assistant Secretary, or in his or her absence any person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting.

Section 2.06     Voting.  Each stockholder of the Corporation entitled to vote at a meeting of stockholders shall be entitled to one vote in person or by proxy for each share of stock having voting rights held by such stockholder and registered in his, her or its name on the books of the Corporation.  Upon the request of any stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote at such meeting, or if directed by the chairman of the meeting in his or her discretion, the vote on any question before a meeting or the election of directors shall be by written ballot.  All questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, the Articles of Incorporation or these Amended and Restated Bylaws (as amended or amended and restated from time to time, the “Bylaws”).  For the election of directors, the persons receiving the largest number of votes cast (up to and including the number of directors to be elected) shall be directors.

Section 2.07     Inspectors of Election.  At each meeting of the stockholders, the chairman of such meeting may appoint two inspectors of election.  Each inspector of election so appointed shall first subscribe an oath or affirmation to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his or her ability.  Such inspectors of election, if any, may (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the number of shares represented at a meeting and the validity of the proxies or ballots; (c) count all votes and ballots; (d) determine any challenges made to any determination made by the inspectors; (e) certify in a report in writing to the secretary of such meeting the determination of the number of shares represented at the meeting and the results of all votes and ballots.  An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his or her election to any position with the corporation or on any other question in which he or she may be directly interested.

Section 2.08     Notices of Meetings and Consents.  Except as otherwise provided by the Articles of Incorporation or by the Nevada Revised Statutes (as amended from time to time, the “NRS”), a written notice of each annual and special meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of such meeting to each stockholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to such stockholder personally or depositing the same in the United States mail, postage prepaid, directed to him at the post office address shown upon the records of the Corporation.  Service of notice is complete upon mailing.  Every notice of a meeting of stockholders shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which the stockholder or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting the purpose or purposes for which the meeting is called.  The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410

Section 2.09     Proxies.  Each stockholder entitled to vote at a meeting of stockholders may authorize a proxy to represent him at the meeting by an instrument executed in writing.  Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada.  A proxy may be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient to support an irrevocable power.  Subject to the above, any proxy may be revoked if an instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary or another person appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots, or, in the case of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

Section 2.10     Waiver of Notice.  Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed or by transmission of an electronic record by the person or persons entitled to the notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

Section 2.11     Written Action.  Any action that may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.12     Order of Business.

(a)          Annual Meetings of Stockholders.  At any annual or special meeting of the stockholders, only such business shall be conducted or considered (including, in the case of an annual meeting, nominations of persons for election to the Board of Directors), as shall have been properly brought before the meeting.  For such business to be properly brought before an annual meeting, nominations and proposals of other business must be:  (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before such meeting, by or at the direction of the Board of Directors or (c) otherwise properly requested to be brought before such meeting by a stockholder of the Corporation in accordance with these Bylaws.

(b)          General.  Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the chairman of any annual or special meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

Section 2.13     Notice of Stockholder Business and Nominations.

(a)           Timing Requirements.  With respect to any nominations or any other business to be brought before an annual meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

With respect to any business to be properly requested to be brought before a special meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made by the Corporation of the date of the special meeting.

Except as required by the NRS or Section 8.01 of these Bylaws, in no event shall any adjournment or postponement of an annual or special meeting of stockholders, as applicable, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.

(b)            Disclosure Requirements.  To be in proper form, a stockholder’s notice (whether given pursuant to Section 2.13(A) or 2.13(B) of these Bylaws) to the Secretary must include the following, as applicable: as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:  (i) the name and address of such stockholder, as they appear on the Corporation’s books and of such beneficial owner or Control Person, if any, (ii) the number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner or Control Person, if any (iii) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (iv) if the notice relates to any business other than a nomination of director(s), a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions proposed for consideration, and the reasons for conducting such business at the meeting, (v) any direct or indirect interest personal or other material interest of the stockholder in the business to be submitted, (vi) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner and by any Control Person or any other person acting in concert with any of the foregoing, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (vii) a representation whether the stockholder or the beneficial owner, if any, and any Control Person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Securities Exchange Act of 1934) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder and (viii) any other information relating to such stockholder,  beneficial owner or Control Person, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.  For purposes of this Section 2.13 a “Control Person” shall be a director, executive, managing member or control person of such stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner.

Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

ARTICLE III
Board of Directors

Section 3.01     General Powers.  The business of the corporation shall be managed by the Board of Directors.

Section 3.02     Number, Qualification and Term of Office.  The number of directors, except to the extent, if any, otherwise provided in the Articles of Incorporation, shall be established from time to time by a resolution adopted by a majority of the total number of directors, but shall in no case be less than three.  Directors need not be stockholders.  Each director shall hold office until the annual meeting of stockholders next held after his or her election or until the stockholders have elected directors by consent in writing without a meeting and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.  Nothing in this Section 3.02 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors each as provided in these Bylaws.  Notwithstanding anything to the contrary in the Articles of Incorporation, these Bylaws or any employment contract or other arrangement with the Corporation, any director of the Corporation who is determined to be a Disqualified Holder (as that term is defined in the Articles of Incorporation) or who is an affiliate of a Disqualified Holder shall cease to qualify to serve as a director of the Corporation.

Section 3.03     Annual Meeting.  As soon as practicable after each election of directors, the Board of Directors shall meet at the registered office of the corporation, or at such other place previously designated by the Board of Directors, for the purpose of electing the officers of the corporation and for the transaction of such other business as may come before the meeting.

Section 3.04     Regular Meetings.  Regular meetings of the Board of Directors shall be held from time to time at such time and place as may be fixed by resolution adopted by a majority of the total number of directors.

Section 3.05     Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

Section 3.06     Notice of Meetings.  No notice need be given of any annual or regular meeting of the Board of Directors.  Notice of each special meeting of the Board of Directors shall be given by the Secretary who shall give at least twenty-four hours’ notice thereof to each director by mail, telephone, telegram, electronic transmission including email, or in person.  Notice shall be effective upon receipt.

Section 3.07     Waiver of Notice.  Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.08     Quorum and Voting.  A majority of the directors then in office shall constitute a quorum for the transaction of business.  The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless these Bylaws, the Articles of Incorporation or the NRS require a greater number.

Section 3.09     Vacancies.  Any vacancy among the directors or increase in the authorized number of directors shall be filled for the unexpired term by the majority vote of the directors then in office though less than a quorum or by the sole remaining director.  When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office may fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective and the director or directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and when his, her or their successors are elected or appointed, or until his, her or their earlier resignation or removal.

Section 3.10     Removal.  Any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.  If the entire Board of Directors or any one or more directors be so removed, new directors may be elected at the same meeting.

Section 3.11     Committees of Directors.  The Board of Directors may, by resolution adopted by a majority of the total number of directors, designate one or more committees, each to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Such committee or committees shall have such name or names as may be determined by the resolution adopted by the directors.  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.  Unless otherwise provided for in a resolution of the Board of Directors designating a committee pursuant to this Section 3.11: (i) fifty percent (50%) or more of the authorized number of members of such committee shall constitute a quorum for the transaction of business of such committee and (ii) the vote of a majority of the members of such committee present at a meeting of such committee at which a quorum is present shall be the act of such committee except where otherwise required by these Bylaws or the charter of such committee.

Section 3.12     Written Action.  Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all directors or committee members consent thereto in writing.  The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, facsimile or email counterparts, and the written consent shall be filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.13     Compensation.  Directors who are not salaried officers of the Corporation may receive a fixed sum per meeting attended or a fixed annual sum, or both, and such other forms of reasonable compensation as may be determined by resolution of the Board of Directors.  All directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof.  Any director may serve the Corporation in any other capacity and receive proper compensation therefor.  If the Board of Directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.14     Conference Communications.  Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of any conference telephone, electronic communications, videoconferencing, teleconferencing or other comparable communication technique or technology permitted under the NRS, including, without limitation, a telephone conference or similar method of communication whereby all persons participating in the meeting can hear and communicate to each other.  If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.  For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.14 shall be deemed present in person at the meeting.

ARTICLE IV
Officers

Section 4.01     Number.  The officers of the Corporation shall consist of a President, a Secretary and a Treasurer, or the equivalents of such officers.  The officers of the Corporation may consist of one or more Vice Presidents and any other officers and agents as the Board of Directors, by a majority vote of the total number of directors, may designate.  Any person may hold two or more offices.

Section 4.02     Election, Term of Office, and Qualifications.  At each annual meeting of the Board of Directors all officers shall be elected.  Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until their earlier resignation or removal, or until such office is eliminated by a vote of the majority of all directors.  Unless they have resigned or been removed, officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.  Notwithstanding anything to the contrary in the Articles of Incorporation, these Bylaws or any employment contract or other arrangement with the Corporation, any officer of the Corporation who is determined to be a Disqualified Holder (as that term is defined in the Articles of Incorporation) or who is an affiliate of a Disqualified Holder shall cease to qualify to serve as an officer of the Corporation and, upon such disqualification, shall automatically and immediately cease to be a officer of the Corporation.

Section 4.03     Removal and Vacancies.  Any officer may be removed from his or her office by a majority vote of the total number of directors with or without cause.  A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

Section 4.04     Chairman of the Board.  The Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.05     President.  The President shall have general active management of the business of the Corporation.  In event of the absence or disability of the Chairman of the Board, the President shall preside at all meetings of the stockholders and directors.  The President shall see that all orders and resolutions of the directors are carried into effect.  The President may execute and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation and in general shall perform all duties usually incident to the office of the president.  The President shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

Section 4.06     Vice President.  Each Vice President shall have such powers and shall perform such duties as may be prescribed by the Board of Directors or by the President.  In the event of absence or disability of the President, Vice Presidents shall succeed to his or her power and duties in the order designated by the Board of Directors.

Section 4.07     Secretary.  The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation.  The Secretary shall give proper notice of meetings of stockholders and the Board of Directors.  The Secretary shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the President.

Section 4.08     Treasurer.  The Treasurer shall keep accurate accounts of all moneys of the Corporation received or disbursed.  The Treasurer shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as a majority of the whole Board of Directors shall from time to time designate.  The Treasurer shall have power to endorse for deposit all notes, checks and drafts received by the Corporation.  The Treasurer shall disburse the funds of the Corporation as ordered by the directors, making proper vouchers therefor.  The Treasurer shall render to the President and the Board of Directors whenever required an account of all his or her transactions as Treasurer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the President.

Section 4.09     Execution of Contracts and Documents.  Except as otherwise directed by the Board of Directors, all contracts, deeds, promissory notes, checks, drafts, or other instruments calling for the payment of money shall be signed by the President or a Vice President and, if a second signature is required, the Secretary or Treasurer.  The Board of Directors may authorize the use of the facsimile signatures of any such persons.

Section 4.10     Duties of other Officers.  The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent resolution.

Section 4.11     Compensation.  The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

ARTICLE V
Shares and Their Transfer

Section 5.01     Shares of Stock.  The shares of stock of the Corporation shall be represented by a certificate, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares in the Corporation owned by such holder.  The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.  Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so cancelled, except in cases provided for in Section 5.04.

Section 5.02     Issuance of Stock.  The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Articles of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors.  Treasury shares may be disposed of by the Corporation for such consideration as may be fixed by the Board of Directors.

Section 5.03     Transfer of Stock.  Transfer of stock on the books of the Corporation may be authorized only by the record holder of such stock, the holder’s legal representative or the holder’s attorney lawfully constituted in writing and, in the case of stock represented by a certificate or certificates, upon surrender of the certificate or the certificates for such stock, and, in the case of uncertificated stock, upon receipt of proper transfer instructions and compliance with appropriate procedures for transferring stock in uncertificated form (in each case, with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require).  The Corporation may treat as the absolute owner of stock of the Corporation the person or persons in whose name stock is registered on the books of the Corporation.  The Board of Directors may from time to time establish rules and regulations governing the issuance, transfer and registration of shares of stock of the Corporation.

Section 5.04     Loss of Certificates.  Any stockholder claiming a certificate for stock to be lost, stolen, mutilated or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate.  The Corporation may then issue (a) a new certificate or certificates of stock or (b) uncertificated shares, for the same number of shares represented by the certificate claimed to have been lost, stolen, mutilated or destroyed.

Section 5.05     Facsimile Signatures.  Whenever any certificate is countersigned by a transfer agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI
Books and Records, Audit, Fiscal Year

Section 6.01     Books and Records.  The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

Section 6.02     Audit.  The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

Section 6.03     Annual List.  The Board of Directors shall cause to be filed with the Nevada Secretary of State in each year the annual list required by law.

Section 6.04     Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE VII
Indemnification; Expenses

Section 7.01     Indemnification.  The Corporation shall indemnify and hold harmless, and the Board of Directors may authorize the purchase and maintenance of insurance or make other financial arrangements for the purpose of such indemnification, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in such manner, under such circumstances and to the fullest extent permitted by the Articles of Incorporation and the NRS.

Section 7.02     Payment of Expenses.  In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Articles of Incorporation, these Bylaws or by agreement, the expenses of directors and officers incurred in defending any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an officer or director is successful on the merits or otherwise in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Section 7.03     Amendment.  No amendment to or repeal of this ARTICLE VII approved by the directors or stockholders of the Corporation shall apply to or have any effect on the right or protection of any director or officer of the Corporation existing prior to such amendment or repeal.

ARTICLE VIII
Miscellaneous

Section 8.01     Fixing Date for Determination of Stockholders of Record.

(a)          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

(b)           If no record date is fixed:

(1)            The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(2)            The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

(3)            The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c)          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting or to any postponement of any meeting of stockholders to a date not more than 60 days after the record date; provided,  that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set forth the original meeting.

Section 8.02     Periods of Time.  During any period of time prescribed by these Bylaws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

Section 8.03     Voting Securities Held by the Corporation.  Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the Corporation (a) to attend, to act and to vote at any meeting of security holders or owners of other entities in which the Corporation may hold securities or ownership interests; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other entity on behalf of the Corporation.  At such meeting, by such proxy or by such writing in lieu of meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities or ownership interests that the Corporation might have possessed and exercised if it had been present.  The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Section 8.04     Purchase and Sale of Securities.  Unless otherwise ordered by the Board of Directors, the President shall have power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities or ownership interests of any other entity owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance.  The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Section 8.05     Restrictions on Transfer and Ownership.

(a)           Invalid Securities.

(1)            Effective immediately upon transmittal by the Corporation of a notice pursuant to paragraph (A)(2) of Article VIII of the Articles of Incorporation (a “Redemption Notice”) to a Disqualified Holder (as defined in paragraph (J)(2) of Article VIII of the Articles of Incorporation), the Securities (as defined in paragraph (J)(8) of Article VIII of the Articles of Incorporation) specified in such Redemption Notice shall become “Invalid Securities” for purposes of this Section 8.05.

(2)            Promptly following transmittal by the Corporation of a Redemption Notice, the Corporation shall Announce Publicly that such Redemption Notice has been given and that the terms of this Section 8.05 shall apply to the Securities specified in such Redemption Notice.

(b)           Additional Definitions.  As used in this Section 8.05 only, the following terms shall have the following respective meanings:

(1)            “Acquire” means the acquisition, directly or indirectly, of ownership of Securities by any means, including, without limitation: (i) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Securities or (ii) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic benefits of ownership of Securities.  The terms “Acquires” and “Acquisition” shall have the same meaning, mutatis mutandis.

(2)            “Announce Publicly” means disclosure (i) in a press release reported by the Dow Jones, Newswire, Business Wire, Reuters Information Service or any similar or successor news wire service or (ii) in a communication distributed generally to stockholders or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor provisions thereto.

(3)            “Disposition” means the sale, transfer, exchange, assignment, liquidation, conveyance, pledge, abandonment, distribution, contribution, or other disposition of Securities.

(4)            “Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization or entity.

(5)            “Transfer” means any direct or indirect Acquisition or Disposition.

(c)           Transfer Limitations.

(1)            No Disqualified Holder or Purported Transferee (as defined below) shall be permitted to make a Transfer of Invalid Securities, and any such purported Transfer will be void ab initio (any such purported Transfer, a “Prohibited Transfer”).

(2)            The restrictions set forth in Section 8.05(c)(1) shall not apply to a proposed Transfer, and a Transfer shall not be treated as a Prohibited Transfer hereunder, if the transferor or the transferee obtains prior approval of the proposed Transfer by the Board of Directors.  As a condition to granting its approval pursuant to this Section 8.05(c)(2), the Board of Directors may, in its sole discretion, require and/or obtain (at the expense of the transferor and/or transferee) such documentation, information and action, if any, as it determines in its sole discretion to be appropriate, including, without limitation, representations and warranties from the transferor and/or transferee, such opinions of counsel to be rendered by counsel selected by (or acceptable to) the Board of Directors, and such other advice, in each case as to such matters as the Board of Directors determines in its sole discretion is appropriate.

(3)            The restrictions set forth in Section 8.05(c)(1) shall not apply to an Acquisition by the Corporation.  Once Invalid Securities have been Acquired by the Corporation, such Securities shall cease to be Invalid Securities.

(d)           Treatment of Invalid Securities.

(1)            No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a security holder of the Corporation for any purpose whatsoever in respect of the Invalid Securities.  The Purported Transferee shall not be entitled with respect to such Invalid Securities to any rights of the applicable class of security holders of the Corporation, including, without limitation, any right to vote such Invalid Securities, to receive dividends or distributions, whether liquidating or otherwise, in respect thereof and to effect any Transfer thereof.

(2)            Once Invalid Securities exist, the Corporation may require, including, but not limited to, as a condition to the registration of the Transfer of any Securities that may be Invalid Securities or the payment of any dividend or distribution on any such Securities, that the proposed transferee or payee furnish to the Corporation all information reasonably requested by the Corporation to permit a determination of whether such Securities are Invalid Securities.  The Corporation may make such arrangements or issue such instructions to the applicable transfer agent, registrar, depositary, trustee or other securities intermediary as may be determined by the Board of Directors to be necessary or advisable to implement this Section 8.05(d), including, without limitation, authorizing such transfer agent, registrar, depositary, trustee or other securities intermediary to require an affidavit from a proposed transferee or payee regarding such Person’s actual and constructive ownership of any such Securities, the transfer of any such Securities and other evidence that a Transfer will not be prohibited by this Section 8.05 or Article VIII of the Articles of Incorporation as a condition to registering any such Transfer or paying any such dividend or distribution.

(3)            If a Prohibited Transfer has occurred:  (1) the Prohibited Transfer and, if applicable, the registration of such Prohibited Transfer, shall be void ab initio and have no legal effect, (2) the Purported Transferee shall be bound by the terms of the Redemption Notice and Article VIII of the Articles of Incorporation with respect to the Invalid Securities purportedly Transferred, (3) the Redemption Notice shall thereafter constitute a binding agreement on the part of the Corporation to redeem, and on the part of the Purported Transferee to sell, the Invalid Securities in accordance with Article VIII of the Articles of Incorporation (such redemption and sale, the “Purported Transferee Redemption”) and (4) the Purported Transferee Redemption shall thereafter be effectuated in accordance with paragraph (A)(2) of Article VIII of the Articles of Incorporation (including, for the avoidance of doubt, at the date, time and place specified in the Redemption Notice and at the Redemption Price (as defined in paragraph (J)(7) of the Articles of Incorporation) determined by reference to the original Purchase Price (as defined in paragraph (J)(6) of the Articles of Incorporation) of the Disqualified Holder to whom the Redemption Notice was given); provided that the Corporation shall pay the Redemption Price of any Invalid Securities redeemed in a Purported Transferee Redemption to the Purported Transferee of the Invalid Securities so redeemed, in which case such payment shall extinguish any obligation of the Corporation to make payment in respect of such Invalid Securities to the Disqualified Holder that effectuated the applicable Prohibited Transfer; provided further that if the date specified in the Redemption Notice shall have already passed, the Purported Transferee Redemption shall take place at such date and time as the Corporation reasonably selects by notice to the Purported Transferee.

(4)            The recourse of any Purported Transferee to the Corporation in respect of any Prohibited Transfer shall be limited to the Redemption Price as determined in accordance with Section 8.05(d)(3).

(5)            If the Purported Transferee fails to surrender the Invalid Securities for redemption in accordance with Section 8.05(d)(3), then the Corporation may, in such manner and at such time, as determined by the Board of Directors, enforce the provisions hereof, which may include the institution of legal proceedings to compel the surrender.  Nothing in this Section 8.05(d) shall (a) be deemed inconsistent with any Prohibited Transfer of the Invalid Securities provided in this Section 8.05 being void ab initio or (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand.

(e)            Liability.  To the fullest extent permitted by law, any security holder subject to the provisions of this Section 8.05 who violates the provisions of this Section 8.05 and any Persons controlling, controlled by or under common control with such security holder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including, but not limited to, damages resulting from the Corporation’s inability to secure and maintain in good standing any licenses, contracts, franchises and other regulatory approvals related to the Corporation’s business, and attorneys’ and auditors’ fees incurred in connection with such violation.

(f)            Compliance.

(1)            The Corporation shall have the power to make appropriate notations upon any certificates representing Securities or its stock and other Securities transfer records and to instruct any transfer agent, registrar, depositary, trustee or other securities intermediary with respect to the requirements of this Section 8.05 for any uncertificated Securities or Securities held in an indirect holding system.

(2)            The Board of Directors shall have the power to decide all matters necessary for determining compliance with this Section 8.05, including, without limitation, determining (A) whether a Transfer is a Prohibited Transfer, (B) whether an instrument constitutes a Security, (C) the interpretation of any provision of this Section 8.05, and (D) any other matter that the Board of Directors determines to be relevant.  The good faith determination of the Board of Directors on such matters shall be conclusive and binding on all persons and entities for the purposes of this Section 8.05.

Section 8.06.     Suitability Analysis of Significant Stockholders.  To enable the Corporation or any of its affiliates to secure, maintain in good standing and renew all licenses, contracts, franchises and other regulatory approvals related to the operation of gaming and related businesses now or hereafter engaged in by the Corporation or any of its affiliates within or without the United States of America, the Corporation will conduct a suitability analysis of each Significant Stockholder (as defined below) and intends to require all relevant information pertaining to suitability and/or qualification, as those terms are commonly understood in gaming laws applicable to the Corporation, from such Significant Stockholder in connection therewith.  “Significant Stockholder” means any stockholder of the Corporation who, together with all affiliates or associates of such stockholder, beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, five percent or more of any class of capital stock of the Corporation.  For purposes solely of this Section 8.06, “affiliate” and “associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

Section 8.07.     Severability.  If any provision or provisions of Sections 8.05 or 8.06 of these Bylaws shall be held invalid, illegal or unenforceable as applied to any person or circumstances for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of Sections 8.05 and 8.06 of these Bylaws (including, without limitation, each portion of any sentence of Sections 8.05 or 8.06 of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE IX
Amendments

Section 9.01      Amendments Section 9.02.  These Bylaws may be amended, altered or repealed by a vote of the majority of the total number of directors or of the stockholders at any meeting upon proper notice.

ARTICLE X
General

Section 10.01    Forum for Adjudication of Disputes.  To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine.  In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.01.

Section 10.02    Application of These Bylaws.  In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the State of Nevada, or of any governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof conflicts with such law, and shall in all other respects be in full force and effect.

Section 10.03    Invalid Provisions.  If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

SCIENTIFIC GAMES CORPORATION 6601 BERMUDA ROAD LAS VEGAS, NV 89119
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The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
1.	To adopt the reincorporation merger agreement.	☐	☐	☐
2.	Authority to adjourn the special meeting.	☐	☐	☐
NOTE: To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SCIENTIFIC GAMES CORPORATION

6601 Bermuda Road, Las Vegas, NV 89119
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS - NOVEMBER 27, 2017

The undersigned hereby appoints Michael A. Quartieri and David W. Smail, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to act for the undersigned and to vote the full number of shares of the Class A Common Stock of Scientific Games Corporation that the undersigned is entitled to vote at the Special Meeting of Stockholders of Scientific Games Corporation to be held at Greenberg Traurig, LLP, 3773 Howard Hughes Parkway, Suite 400 North, Las Vegas, NV at 9:30 a.m. on November 27, 2017, and at any adjournments or postponements thereof, in accordance with the instructions set forth on this proxy card, and in their discretion, with respect to all other matters that may properly come before the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Directors.

(Continued and to be signed on reverse side)